                                                                   Exhibit 99.32

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-WMC1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [2], 2006

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-WMC1
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding
   Principal Balance       $172,351,410
Aggregate Original
   Principal Balance       $172,453,451
Number of Mortgage Loans            864

                             MINIMUM   MAXIMUM    AVERAGE (1)
                             -------   --------   -----------
Original Principal Balance   $12,750   $850,000     $199,599
Outstanding Principal
   Balance                   $12,744   $848,557     $199,481

                                MINIMUM   MAXIMUM    WEIGHTED AVERAGE (2)
                                -------   --------   --------------------
Original Term (mos)                 180       360              340
Stated remaining Term
(mos)(5)                            176       359              338
Loan Age (mos)(5)                     1         6                1
Current Interest Rate             4.875%   12.875%           7.656%
Initial Interest Rate Cap (3)     1.000%    5.000%           3.106%
Periodic Rate Cap (3)             0.500%    1.000%           0.999%
Gross Margin (3)                  3.327%    8.500%           6.419%
Maximum Mortgage Rate (3)        11.375%   16.350%          13.768%
Minimum Mortgage Rate (3)         4.875%    9.850%           7.262%
Months to Roll (3)                    4       119               29
Original Loan-to-Value            41.86%   100.00%           83.22%
Credit Score (4)                    509       794              642

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   09/01/2020   12/01/2035

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                        88.77%
2nd Lien                        11.23

OCCUPANCY
Primary                         94.62%
Second Home                      4.71
Investment                       0.68

LOAN TYPE
Fixed Rate                      15.01%
ARM                             84.99

AMORTIZATION TYPE
Fully Amortizing                29.21%
Interest-Only                   17.61
Balloon                         53.18

YEAR OF ORIGINATION
2005                           100.00%

LOAN PURPOSE
Purchase                        61.17%
Refinance - Rate/Term            2.83
Refinance - Cashout             36.01

PROPERTY TYPE
Single Family                    0.00%
Condominium                      0.00
Two- to Four-Family              0.00
Planned Unit Development       100.00

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

(5)  As of the Cut-off Date.

MORTGAGE RATES

                                 NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF MORTGAGE RATES           LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
5.500% or less                       3    $  1,556,740     0.90%    5.148%     674     $518,913     80.00%    29.08%  100.00%
5.501% to 6.000%                    22       7,663,935     4.45     5.863      674      348,361     81.64     60.05    62.32
6.001% to 6.500%                    63      19,716,764    11.44     6.339      663      312,965     78.25     45.66    29.00
6.501% to 7.000%                   144      39,464,645    22.90     6.829      647      274,060     80.72     36.76    25.98
7.001% to 7.500%                   126      31,282,735    18.15     7.327      635      248,276     81.10     42.23    13.91
7.501% to 8.000%                   127      29,349,408    17.03     7.798      629      231,098     81.90     34.26     9.50
8.001% to 8.500%                    58      13,238,817     7.68     8.302      636      228,255     83.21     26.66     4.84
8.501% to 9.000%                    51       9,587,705     5.56     8.781      616      187,994     85.43     21.27     2.79
9.001% to 9.500%                    22       3,233,201     1.88     9.253      616      146,964     91.14     45.57     0.00
9.501% to 10.000%                   38       3,161,842     1.83     9.866      651       83,206     97.49     34.67     0.00
10.001% to 10.500%                  49       3,317,820     1.93    10.395      681       67,711     99.76     21.15     0.00
10.501% to 11.000%                  53       3,758,058     2.18    10.902      634       70,907     99.66     31.43     0.00
11.001% to 11.500%                  35       2,571,366     1.49    11.321      647       73,468     99.22     25.65     0.00
11.501% to 12.000%                  38       2,275,308     1.32    11.823      637       59,877     98.38     20.66     0.00
12.001% to 12.500%                  18       1,234,791     0.72    12.403      643       68,600     99.03      2.11     0.00
12.501% to 13.000%                  17         938,274     0.54    12.788      619       55,193     99.18     11.29     0.00
                                   ---    ------------   ------    ------      ---     --------     -----     -----   ------
TOTAL:                             864    $172,351,410   100.00%    7.656%     642     $199,481     83.22%    36.62%   17.61%
                                   ===    ============   ======    ======      ===     ========     =====     =====   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 12.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.656% per annum.

REMAINING MONTHS TO STATED MATURITY

                                 NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                           OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
REMAINING MONTHS                MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
TO STATED MATURITY                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
169 to 180                         281    $ 19,604,015    11.37%   10.713%     658      $ 69,765    98.98%    27.05%    0.00%
349 to 360                         583     152,747,395    88.63     7.263      640       262,002    81.20     37.85    19.87
                                   ---    ------------   ------    ------      ---      --------    -----     -----    -----
TOTAL:                             864    $172,351,410   100.00%    7.656%     642      $199,481    83.22%    36.62%   17.61%
                                   ===    ============   ======    ======      ===      ========    =====     =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 338 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                 NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE      MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES           LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING      LTV     DOC       IO
------------------------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
$50,000 or less                     94    $  3,547,480     2.06%   10.934%     648      $ 37,739    98.79%    36.21%    0.00%
$50,001 to $100,000                171      12,494,352     7.25    10.048      654        73,066    94.54     29.63     0.79
$100,001 to $150,000               133      16,574,553     9.62     8.494      635       124,621    86.37     38.56     6.16
$150,001 to $200,000               121      21,260,145    12.34     7.489      634       175,704    81.00     43.06    14.97
$200,001 to $250,000                87      19,059,876    11.06     7.369      626       219,079    82.24     43.77    18.27
$250,001 to $300,000                94      25,952,632    15.06     7.371      642       276,092    81.82     41.68    19.36
$300,001 to $350,000                42      13,437,000     7.80     7.424      645       319,929    80.87     35.73    21.29
$350,001 to $400,000                34      12,654,987     7.34     7.385      652       372,206    81.56     28.75    27.08
$400,001 to $450,000                26      11,118,209     6.45     7.102      638       427,623    80.54     27.15    22.91
$450,001 to $500,000                19       9,085,029     5.27     6.892      658       478,159    82.51     26.31    25.80
$500,001 to $550,000                13       6,741,297     3.91     6.820      639       518,561    80.11     30.85    30.40
$550,001 to $600,000                 6       3,438,790     2.00     6.598      665       573,132    80.00     33.84    49.78
$600,001 to $650,000                 7       4,359,874     2.53     7.043      631       622,839    77.29     57.17    27.96
$650,001 to $700,000                 6       4,100,523     2.38     6.977      642       683,421    79.84     16.82    16.19
$700,001 to $750,000                 5       3,647,990     2.12     7.075      685       729,598    83.23     19.69    19.69
$750,001 to $800,000                 2       1,538,075     0.89     6.817      632       769,038    91.36     49.70     0.00
$800,001 to $850,000                 4       3,340,596     1.94     7.296      638       835,149    83.53     49.97     0.00
                                   ---    ------------   ------    ------      ---      --------    -----     -----    -----
TOTAL:                             864    $172,351,410   100.00%    7.656%     642      $199,481    83.22%    36.62%   17.61%
                                   ===    ============   ======    ======      ===      ========    =====     =====    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,744 to approximately $848,557 and the average outstanding principal balance of the Mortgage Loans was approximately $199,481.

PRODUCT TYPES

                                 NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
Fixed - 15 Year                      5    $    383,105     0.22%    8.725%    650       $ 76,621    82.92%    42.00%    0.00%
Fixed - 30 Year                     23       5,378,804     3.12     7.206     628        233,861    77.75     80.59     0.00
Balloon - 15/30                    276      19,220,910    11.15    10.753     658         69,641    99.30     26.75     0.00
Balloon - 30/40                      3         880,378     0.51     6.930     707        293,459    84.66     31.07     0.00
ARM - 6 Month                        3         693,939     0.40     7.932     625        231,313    81.60      0.00     0.00
ARM - 2 Year/6 Month               268      62,240,445    36.11     7.332     639        232,240    80.90     39.06    36.39
ARM - 3 Year/6 Month                 9       1,965,993     1.14     7.179     640        218,444    83.77     38.61    49.70
ARM - 5 Year/6 Month                10       2,336,074     1.36     6.749     658        233,607    84.21     55.62    62.13
ARM - 10 Year/6 Month               27       7,696,674     4.47     6.436     702        285,062    79.15     56.65    68.56
ARM - 2 Year/6 Mo (Amort
   over 40, due in 30)             231      69,134,221    40.11     7.311     634        299,282    81.58     30.48     0.00
ARM - 3 Year/6 Mo (Amort
   over 40, due in 30)               7       1,738,908     1.01     7.486     624        248,415    83.71     41.48     0.00
ARM - 5 Year/6 Mo (Amort
   over 40, due in 30)               2         681,959     0.40     7.261     611        340,979    90.00    100.00     0.00
                                   ---    ------------   ------     -----     ---       --------    -----    ------    -----
TOTAL:                             864    $172,351,410   100.00%    7.656%    642       $199,481    83.22%    36.62%   17.61%
                                   ===    ============   ======     =====     ===       ========    =====    ======    =====

ADJUSTMENT TYPE

                                 NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
ARM                                557    $146,488,213    84.99%   7.268      640       $262,995    81.30%    36.32%   20.72%
Fixed Rate                         307      25,863,196    15.01    9.855      653         84,245    94.08     38.32     0.00
                                   ---    ------------   ------    -----      ---       --------    -----     -----    -----
TOTAL:                             864    $172,351,410   100.00%   7.656%     642       $199,481    83.22%    36.62%   17.61%
                                   ===    ============   ======    =====      ===       ========    =====     =====    =====

AMORTIZATION TYPE

                                 NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
Fully Amortizing                   244   $ 50,342,507     29.21%   7.550%      626      $206,322    80.46%    44.78%    0.00%
Balloon                            519     91,656,375     53.18    8.032       639       176,602    85.43     30.43     0.00
60 Month Interest-Only              81     23,521,578     13.65    6.795       663       290,390    81.00     35.32   100.00
120 Month Interest-Only             20      6,830,949      3.96    6.355       718       341,547    81.56     64.05   100.00
                                   ---   ------------    ------    -----       ---      --------    -----     -----   ------
TOTAL:                             864   $172,351,410    100.00%   7.656%      642      $199,481    83.22%    36.62%   17.61%
                                   ===   ============    ======    =====       ===      ========    =====     =====   ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                 NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
STATE                             LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
Arizona                             92    $ 16,952,544     9.84%   7.805%      634      $184,267    82.18%    42.61%   11.75%
California                         143      41,649,336    24.17    7.404       658       291,254    83.56     32.83    32.01
Colorado                             1         211,500     0.12    7.350       618       211,500    90.00      0.00   100.00
Florida                            138      24,597,419    14.27    7.576       641       178,242    84.26     24.93    11.92
Georgia                             18       2,823,974     1.64    8.330       612       156,887    85.32     67.20     5.13
Idaho                               13       1,312,069     0.76    8.063       601       100,928    84.41     53.24    16.64
Illinois                            30       4,549,795     2.64    7.908       645       151,660    83.74     53.50    19.61
Indiana                              1         157,714     0.09    6.500       641       157,714    79.96      0.00     0.00
Maryland                            95      21,559,377    12.51    7.527       631       226,941    81.70     51.10    19.29
Michigan                             2         347,838     0.20    9.935       616       173,919    84.00      0.00     0.00
Minnesota                            8         937,750     0.54    8.021       659       117,219    84.00      0.00    18.12
Mississippi                          2         161,916     0.09    8.735       602        80,958    84.00    100.00     0.00
Nevada                              56      11,558,776     6.71    7.765       657       206,407    84.98     20.11    11.13
New Mexico                           5         583,378     0.34    8.397       643       116,676    82.57     35.65    35.65
New York                             3         396,015     0.23    6.565       753       132,005    79.41    100.00     0.00
North Carolina                      11       1,823,191     1.06    8.044       628       165,745    83.73     32.27    17.11
Ohio                                 5         588,197     0.34    8.253       606       117,639    86.68     44.62    27.20
Oklahoma                             1         101,164     0.06    8.800       565       101,164    79.99      0.00     0.00
Oregon                               4         713,089     0.41    8.274       655       178,272    84.42     30.98     0.00
Pennsylvania                        11       1,726,425     1.00    8.020       676       156,948    84.85     45.43    19.46
South Carolina                       8         764,720     0.44    8.643       674        95,590    88.66      0.00    53.86
Tennessee                            4         287,361     0.17    7.204       614        71,840    84.00     65.57     0.00
Texas                               99      14,658,638     8.51    7.369       625       148,067    81.90     67.17    11.31
Virginia                            73      15,725,476     9.12    8.284       646       215,417    83.06     10.15     1.70
Washington                          37       7,592,361     4.41    7.370       615       205,199    81.99     45.55    21.96
West Virginia                        4         571,389     0.33    8.420       631       142,847    84.00      0.00     0.00
                                   ---    ------------   ------    -----       ---      --------    -----    ------   ------
TOTAL:                             864    $172,351,410   100.00%   7.656%      642      $199,481    83.22%    36.62%   17.61%
                                   ===    ============   ======    =====       ===      ========    =====    ======   ======

(1) No more than approximately 1.50% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL               MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
50.00% or less                       1    $     89,980      0.05%    8.850%      575      $ 89,980    41.86%     0.00%    0.00%
50.01% to 55.00%                     7       1,117,257      0.65     6.793       677       159,608    51.52     31.69    17.18
55.01% to 60.00%                     4         809,745      0.47     7.716       581       202,436    57.28     22.21     0.00
60.01% to 65.00%                     9       3,253,418      1.89     7.282       609       361,491    63.59     56.44     0.00
65.01% to 70.00%                    11       2,235,801      1.30     6.945       603       203,255    68.72     48.45    17.62
70.01% to 75.00%                    16       4,740,303      2.75     6.972       596       296,269    74.33     63.62     5.30
75.01% to 80.00%                   406     104,697,607     60.75     7.174       652       257,876    79.90     31.44    23.33
80.01% to 85.00%                    37       9,759,671      5.66     7.401       603       263,775    84.34     50.04    12.00
85.01% to 90.00%                    58      14,531,688      8.43     7.530       620       250,546    89.28     37.83    20.52
90.01% to 95.00%                    68      13,437,861      7.80     8.188       621       197,616    94.49     64.13     6.98
95.01% to 100.00%                  247      17,678,078     10.26    10.740       659        71,571    99.95     26.72     0.00
                                   ---    ------------    ------    ------       ---      --------    -----     -----    -----
TOTAL:                             864    $172,351,410    100.00%    7.656%      642      $199,481    83.22%    36.62%   17.61%
                                   ===    ============    ======    ======       ===      ========    =====     =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 41.86% to 100.00%.

LOAN PURPOSE

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE                      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Purchase                           582    $105,423,684     61.17%     7.790%     655      $181,140    83.87%    29.09%   17.28%
Refinance - Cashout                259      62,058,435     36.01      7.401      622       239,608    82.11     47.75    18.38
Refinance - Rate Term               23       4,869,291      2.83      7.992      621       211,708    83.16     57.76    14.96
                                   ---    ------------    ------      -----      ---      --------    -----     -----    -----
TOTAL:                             864    $172,351,410    100.00%     7.656%     642      $199,481    83.22%    36.62%   17.61%
                                   ===    ============    ======      =====      ===      ========    =====     =====    =====

PROPERTY TYPE

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PROPERTY TYPE                     LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Planned Unit Development           864    $172,351,410    100.00%    7.656%      642      $199,481    83.22%    36.62%   17.61%
                                   ---    ------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                             864    $172,351,410    100.00%    7.656%      642      $199,481    83.22%    36.62%   17.61%
                                   ===    ============    ======     =====       ===      ========    =====     =====    =====

DOCUMENTATION

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                     LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Full Documentation                 313    $ 62,762,510     36.42%    7.395%      622      $200,519    83.39%    100.00%  19.77%
Streamlined Documentation          315      54,958,688     31.89     8.197       671       174,472    83.66       0.00   11.46
Limited Documentation              113      24,986,824     14.50     7.311       634       221,122    85.40       0.00   30.67
Stated Documentation                80      19,858,584     11.52     7.493       637       248,232    78.62       0.00   10.75
Lite Documentation                  41       9,432,618      5.47     7.525       636       230,064    83.51       0.00   16.67
FULL-ALT Documentation               2         352,186      0.20     6.842       694       176,093    79.44     100.00   78.37
                                   ---    ------------    ------     -----       ---      --------    -----     ------   -----
TOTAL:                             864    $172,351,410    100.00%    7.656%      642      $199,481    83.22%     36.62%  17.61%
                                   ===    ============    ======     =====       ===      ========    =====     ======   =====

OCCUPANCY

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY                         LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Primary                            810    $163,070,856     94.62%    7.656%      639      $201,322    83.08%    37.19%   17.85%
Second Home                         46       8,109,909      4.71     7.687       697       176,302    85.97     21.83    15.42
Investment                           8       1,170,644      0.68     7.473       683       146,331    82.99     59.57     0.00
                                   ---    ------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                             864    $172,351,410    100.00%    7.656%      642      $199,481    83.22%    36.62%   17.61%
                                   ===    ============    ======     =====       ===      ========    =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE LOANS AGE (MONTHS)       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
1                                  644    $128,564,155     74.59%    7.699%      644     $199,634     83.09%    36.83%   18.10%
2                                  170      32,956,053     19.12     7.595       636      193,859     83.93     37.43    19.78
3                                   44       8,110,203      4.71     7.466       640      184,323     83.47     32.21    6.99
4                                    5       2,173,785      1.26     6.898       643      434,757     84.95     12.15    0.00
6                                    1         547,215      0.32     6.925       563      547,215     61.11     100.00   0.00
                                   ---    ------------    ------     -----       ---     --------     -----     -----    -----
TOTAL:                             864    $172,351,410    100.00%    7.656%      642     $199,481     83.22%    36.62%   17.61%
                                   ===    ============    ======     =====       ===     ========     =====     =====    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT             MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM                      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
None                               292    $ 55,604,757     32.26%    8.019%      642      $190,427    83.36%    40.58%   15.02%
12 Months                           30       9,071,874      5.26     7.425       669       302,396    84.56     35.38    13.56
24 Months                          491      96,286,371     55.87     7.568       637       196,103    83.39     32.64    16.93
36 Months                           51      11,388,407      6.61     6.808       664       223,302    80.06     51.97    39.26
                                   ---    ------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                             864    $172,351,410    100.00%    7.656%      642      $199,481    83.22%    36.62%   17.61%
                                   ===    ============    ======     =====       ===      ========    =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES            LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
501 to 525                          15    $  3,375,077      1.96%    8.079%      519      $225,005    79.26%    65.28%    0.00%
526 to 550                          12       2,224,257      1.29     8.686       538       185,355    82.51     60.67     0.00
551 to 575                          55      12,706,876      7.37     7.806       565       231,034    82.03     67.39     0.00
576 to 600                         100      19,567,228     11.35     7.570       590       195,672    82.98     65.70     2.55
601 to 625                         167      30,608,555     17.76     7.798       613       183,285    84.01     39.79    14.36
626 to 650                         173      34,765,003     20.17     7.676       638       200,954    83.11     32.14    15.19
651 to 675                         137      27,156,092     15.76     7.721       663       198,220    84.13     15.67    16.57
676 to 700                          85      17,905,141     10.39     7.415       685       210,649    82.54     26.85    38.87
701 to 725                          55      11,004,335      6.38     7.371       712       200,079    83.36     16.69    48.40
726 to 750                          29       5,525,778      3.21     7.560       737       190,544    83.78     30.51    30.31
751 to 775                          18       3,289,148      1.91     7.769       758       182,730    81.20     11.56    23.44
776 to 800                          18       4,223,919      2.45     6.909       785       234,662    84.03     43.25    22.41
                                   ---    ------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                             864    $172,351,410    100.00%    7.656%      642      $199,481    83.22%    36.62%   17.61%
                                   ===    ============    ======     =====       ===      ========    =====     =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 509 to 794 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

CREDIT GRADE

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE  PERCENT
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE                      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
AA                                 449    $ 90,515,726     52.52%    7.609%      678      $201,594    83.22%    22.86%   27.19%
A                                  244      46,670,132     27.08     7.692       623       191,271    83.93     39.73     9.91
A-                                  89      16,808,642      9.75     7.507       593       188,861    82.73     69.48     6.63
B+                                  51      11,877,200      6.89     7.821       566       232,886    83.65     66.06     0.00
B                                   22       4,822,174      2.80     8.015       538       219,190    78.51     71.35     0.00
C                                    9       1,657,536      0.96     8.518       515       184,171    78.79     55.36     0.00
                                   ---    ------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                             864    $172,351,410    100.00%    7.656%      642      $199,481    83.22%    36.62%   17.61%
                                   ===    ============    ======     =====       ===      ========    =====     =====    =====

GROSS MARGINS

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF GROSS MARGINS            LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
3.001% to 3.500%                    13    $  2,589,486      1.77%    7.872%      631      $199,191    83.48%     48.12%   0.00%
3.501% to 4.000%                     8       1,508,397      1.03     7.595       653       188,550    78.30      54.76   25.50
4.501% to 5.000%                     1          95,519      0.07     5.900       653        95,519    80.00     100.00    0.00
5.001% to 5.500%                    51      15,517,885     10.59     6.573       654       304,272    79.11      60.72   35.01
5.501% to 6.000%                    90      26,191,692     17.88     6.754       643       291,019    79.68      36.11   32.99
6.001% to 6.500%                   146      38,001,165     25.94     7.213       641       260,282    80.61      33.05   18.75
6.501% to 7.000%                   111      29,597,555     20.20     7.419       638       266,645    82.18      32.76   15.93
7.001% to 7.500%                    75      18,549,482     12.66     7.761       638       247,326    81.81      29.33   11.98
7.501% to 8.000%                    61      14,165,304      9.67     8.009       624       232,218    85.71      31.50   12.93
8.001% to 8.500%                     1         271,728      0.19     8.175       623       271,728    95.00       0.00    0.00
                                   ---    ------------    ------     -----       ---      --------    -----     ------   -----
TOTAL:                             557    $146,488,213    100.00%    7.268%      640      $262,995    81.30%     36.32%  20.72%
                                   ===    ============    ======     =====       ===      ========    =====     ======   =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.327% per annum to 8.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.419% per annum.

MAXIMUM MORTGAGE RATES

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES                    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC      IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
11.500% or less                      1    $    588,000      0.40%    4.875%      723      $588,000    80.00%     0.00%   100.00%
11.501% to 12.000%                   2         968,740      0.66     5.313       644       484,370    80.00     46.73    100.00
12.001% to 12.500%                  22       7,663,935      5.23     5.863       674       348,361    81.64     60.05     62.32
12.501% to 13.000%                  58      17,672,683     12.06     6.326       665       304,701    78.97     40.05     32.35
13.001% to 13.500%                 135      37,549,152     25.63     6.825       645       278,142    80.73     35.92     27.31
13.501% to 14.000%                 119      30,376,715     20.74     7.328       635       255,267    81.20     41.70     14.32
14.001% to 14.500%                 121      28,077,902     19.17     7.792       630       232,049    81.57     31.81      9.93
14.501% to 15.000%                  51      12,776,809      8.72     8.301       634       250,526    82.99     26.02      5.02
15.001% to 15.500%                  35       8,354,665      5.70     8.776       603       238,705    83.59     16.81      3.21
15.501% to 16.000%                   8       1,899,924      1.30     9.188       572       237,491    87.16     43.18      0.00
16.001% to 16.500%                   5         559,689      0.38     9.608       588       111,938    91.53     77.26      0.00
                                   ---    ------------    ------     -----       ---      --------    -----     -----    ------
TOTAL:                             557    $146,488,213    100.00%    7.268%      640      $262,995    81.30%    36.32%    20.72%
                                   ===    ============    ======     =====       ===      ========    =====     =====    ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.375% per annum to 16.350% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.768% per

NEXT RATE ADJUSTMENT DATE

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE        LOANS     OUTSTANDING     POOL       COUPON    SCORE   OUTSTANDING     LTV      DOC      IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
May 2006                             2    $    583,165      0.40%    7.703%      636      $291,582    80.00%      0.00%   0.00%
June 2006                            1         110,774      0.08     9.135       569       110,774    90.00       0.00    0.00
July 2007                            1         547,215      0.37     6.925       563       547,215    61.11     100.00    0.00
September 2007                       4       1,991,249      1.36     6.660       641       497,812    83.57      13.27    0.00
October 2007                        24       6,769,196      4.62     6.926       640       282,050    80.91      29.82    8.38
November 2007                       98      24,459,810     16.70     7.190       632       249,590    81.76      38.16   21.83
December 2007                      372      97,607,198     66.63     7.396       637       262,385    81.22      34.03   17.15
November 2008                        4         876,343      0.60     7.611       634       219,086    83.33      57.17   41.57
December 2008                       12       2,828,558      1.93     7.234       632       235,713    83.87      34.62   21.66
November 2010                        4       1,110,886      0.76     6.575       664       277,722    85.90      36.07   73.27
December 2010                        8       1,907,146      1.30     7.033       637       238,393    85.29      82.88   33.43
October 2015                         1         144,427      0.10     6.900       658       144,427    80.00       0.00    0.00
November 2015                        1         197,666      0.13     6.875       645       197,666    80.00       0.00    0.00
December 2015                       25       7,354,581      5.02     6.415       705       294,183    79.12      59.28   71.75
                                   ---    ------------    ------     -----       ---      --------    -----     ------   -----
TOTAL:                             557    $146,488,213    100.00%    7.268%      640      $262,995    81.30%     36.32%  20.72%
                                   ===    ============    ======     =====       ===      ========    =====     ======   =====